SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 1, 2007
Corporate Asset Backed Corporation, on behalf of
CABCO Series 2002-1 Trust (AOL Time Warner Inc.)

(Exact name of registrant as specified in its charter)

Delaware	333-61522-01	22-3281571

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

445 Broad Hollow Road
Suite 239
Melville, New York	11747

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (631) 587-4700

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
This current report on Form 8-K relates to the semi-annual distribution reported to the holders of CABCO Series 2002-1 Trust (AOL Time Warner Inc.) (the “Trust”) Class A-1 Callable Certificates (the “Class A-1 Certificates”) and Class B-1 Callable Certificates (the “Class B-1 Certificates”, and collectively with the Class A-1 Certificates, the “Certificates”) relating to the AOL Time Warner Inc. 7.700% Debentures due May 1, 2032 (the “AOL Time Warner Debentures”), which was made on November 1, 2007.
This current report also provides the Call Notices delivered pursuant to the Class A-l and B-1 Call Option Agreements, dated as of June 21, 2002 (the “Class A-l & B-1 Call Option Agreements”), among Corporate Asset Backed Corporation, a Delaware corporation (the “Depositor”), as the sole initial Option Holder, UBS Warburg LLC, as the initial purchaser from the Depositor, and initial and sole holder, at the time of execution of the Class A-l & B-1 Call Option Agreements, of the Class A-l Certificates, and The Bank of New York, a New York banking corporation, acting as Option Agent for the holders of Class A-l & B-1 Certificates from time to time (the ‘Option Agent”).
The Trust was created by the Trust Agreement, dated as of June 21, 2002, between Corporate Asset Backed Corporation, as the depositor (the “Depositor”), and The Bank of New York, as trustee (the “Trustee”), providing for the issuance of $50,000,000 aggregate certificate principal balance of Class A-1 Certificates and $50,000,000 aggregate certificate notional amount of Class B-1 Certificates. The Certificates do not represent obligations of or interests in the Depositor or the Trustee. The Certificates represent beneficial interests in the Trust. The Trust’s assets consist primarily of $50,000,000 principal amount of the AOL Time Warner Debentures. Time Warner, Inc., the guarantor of the AOL Time Warner Debentures, is subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance with those requirements files periodic and current reports and other information (including financial information) with the Securities and Exchange Commission (“SEC”) (File No. 001-15062). You may read and copy any reports, statements and other information filed by Time Warner, Inc. with the SEC (a) over the Internet at the SEC website at http://www.sec.gov containing reports, proxy statements and other information regarding registrants that file electronically with the SEC and (b) at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also request copies of these documents upon payment of a copying fee, by writing to the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on Time Warner, Inc. and please refer to these periodic and current reports filed with the SEC.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Trustee’s Distribution Report with respect to the November 1, 2007 Distribution Date for the CABCO Series 2002-1 Trust (AOL Time Warner Inc.).

99.2	Class A-1 Call Notice by registered holder of Class A-1 Options for the purchase of Class A-1 Certificates of CABCO Series 2002-1 Trust (AOL Time Warner) on November 20, 2007.

99.3	Class B-1 Call Notice by registered holder of Class A-1 Options for the purchase of Class B-1 Certificates of CABCO Series 2002-1 Trust (AOL Time Warner) on November 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORPORATE ASSET BACKED CORPORATION, as Depositor of CABCO Series 2002-1 Trust (AOL Time Warner Inc.)
By:	/s/ Robert D. Vascellaro
	Name:	Robert D. Vascellaro
	Title:	Vice President

Date: November 14, 2007

EXHIBIT INDEX

Exhibit

99.1	Trustee’s Distribution Report with respect to the November 1, 2007 Distribution Date for the CABCO Series 2002-1 Trust (AOL Time Warner Inc.).

99.2	Class A-1 Call Notice by registered holder of Class A-1 Options for the purchase of Class A-1 Certificates of CABCO Series 2002-1 Trust (AOL Time Warner) on November 20, 2007.

99.3	Class B-1 Call Notice by registered holder of Class A-1 Options for the purchase of Class B-1 Certificates of CABCO Series 2002-1 Trust (AOL Time Warner) on November 20, 2007.